FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth Amendment to Amended and Restated Credit Agreement ("Amendment") is dated as of March 30, 2005, and is by and among General Electric Capital Corporation, a Delaware corporation, individually as a the Lenders and as Agent for the Lenders, SportRack, LLC, a Delaware limited liability company ("SportRack US Borrower"), Valley Industries, LLC, a Delaware limited liability company ("Valley US Borrower" and, together with SportRack US Borrower, "US Borrowers"), Brink International B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its corporate seat (statutaire zetel) in Staphorst, The Netherlands and registered with the Chamber of Commerce (Kamer van Koophandel) in Regio Zwolle under number 05058752 ("European Borrower" and, together with US Borrowers, "Borrowers"), the other persons designated as "Credit Parties" on the signature pages hereof, and the Lenders which are signatories hereto.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of May 23, 2003 by and among General Electric Capital Corporation, a Delaware corporation, individually as a Lender and as Agent for the Lenders, the other Lenders party thereto, Borrowers and the other Credit Parties signatory from time to time thereto (as amended or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), Agent and Lenders agreed, subject to the terms and provisions thereof, to provide certain loans and other financial accommodations to Borrowers; and

WHEREAS, Borrowers have requested that Agent and Lenders agree to amend the Credit Agreement in certain respects, as set forth below.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, and in reliance on the representations and warranties set forth in Section 4 of this Amendment, the Credit Agreement is hereby amended as follows:

(a)    Section 4.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"(a)   Holdings, Borrowers and their Subsidiaries on a consolidated basis shall have, as of the last day of each Fiscal Quarter set forth below (commencing with the Fiscal Quarter ending on June 30, 2004), from the date hereof until the Termination Date, a Fixed Charge Coverage Ratio of not less than the following:

1.15 to 1.00 for each Fiscal Quarter from the Fiscal Quarter ending June 30, 2004 through and including the Fiscal Quarter ending December 31, 2004;
1.05 to 1.00 for the Fiscal Quarter ending December 31, 2005; and
1.15 to 1.00 for each Fiscal Quarter ending thereafter.

(b)    European Borrower and its Subsidiaries on a consolidated basis shall have, as of the last day of each Fiscal Quarter set forth below, a Fixed Charge Coverage Ratio (which ratio shall be calculated (x) in Euros and (y) solely with respect to European Borrower and its Subsidiaries notwithstanding references to Holdings and its Subsidiaries in Exhibit 4.8(n)) of not less than the following:

1.25 to 1.00 for the Fiscal Quarter ending March 31, 2005;
1.25 to 1.00 for the Fiscal Quarter ending June 30, 2005; and
1.25 to 1.00 for the Fiscal Quarter ending September 30, 2005."

(b)    Section 4.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Holdings, Borrowers and their Subsidiaries on a consolidated basis shall have, as of the last day of each Fiscal Quarter set forth below, from the date hereof until the Termination Date, a Senior Secured Leverage Ratio for the 12-month period then ended of not more than the following:

1.25 to 1.00 for each Fiscal Quarter from the date hereof through and including the Fiscal Quarter ending December 31, 2004;
1.75 to 1.00 for the Fiscal Quarter ending March 31, 2005;
1.75 to 1.00 for the Fiscal Quarter ending June 30, 2005;
1.50 to 1.00 for the Fiscal Quarter ending September 30, 2005; and
1.25 to 1.00 for each Fiscal Quarter ending thereafter."

2.   Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)    Agent shall have received this Amendment executed by Credit Parties and Lenders;

(b)    All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, Lenders and their respective legal counsel; and

(c)    No Default or Event of Default shall have occurred and be continuing, both before and after giving effect to the provisions of this Amendment.

3.   References; Effectiveness. Agent, Lenders and Credit Parties hereby agree that all references to the Credit Agreement which are contained in any of the other Loan Documents shall refer to the Credit Agreement as amended by this Amendment.

4.   Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to Agent and Lenders that:

(a)    The execution, delivery and performance by such Credit Party of this Amendment and the transactions contemplated hereby is within its organizational power, have been duly authorized by all necessary action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to such Credit Party, the articles of incorporation, by-laws or any other organizational document of such Credit Party, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon such Credit Party or any of its property;

(b)    Each of the Credit Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies;

(c)    After giving effect to the amendments set forth herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and accurate (in all material respects if any such representation and warranty is not by its terms already qualified as to materiality) as of the date hereof with the same force and effect as if such had been made on and as of the date hereof (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof); and

(d)    Such Credit Party has performed in all material respects all of its obligations under the Credit Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, such Credit Party is in compliance in all material respects with all applicable terms and provisions of the Credit Agreement and each of the Loan Documents to be observed and performed by it and no Event of Default or other event which, upon notice or lapse of time or both, would constitute an Event of Default, has occurred.

5.    Reaffirmation of Collateral Documents. Each Credit Party hereby (a) affirms that (i) except as expressly contained herein, nothing contained therein shall modify in any respect whatsoever any of its obligations under any of the Collateral Documents to which it is a party and (ii) each such Collateral Document is and shall continue to remain in full force and effect and (b) agrees that all references in any of the Loan Documents to the "Obligations" shall be deemed to refer to the definition of "Obligations" as amended by this Amendment and as otherwise amended from time to time.

6.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

7.    Continued Effectiveness. Except as amended hereby, the Credit Agreement and each of the Loan Documents shall continue in full force and effect according to its terms.

8.    Costs and Expenses. Each Credit Party hereby acknowledges and agrees that this Amendment is a "Loan Document" for purposes of, among other things, subsection 1.3(e) of the Credit Agreement.

[signatures follow]

IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

BORROWERS:

SPORTRACK, LLC

By:	/s/ Ronald J Gardhoue
Name:	Ronald J. Gardhouse
Title:	Executive Vice President and Chief Financial Officer

VALLEY INDUSTRIES, LLC

By:	/s/ Ronald J Gardhoue
Name:	Ronald J. Gardhouse
Title:	Executive Vice President and Chief Financial Officer

BRINK INTERNATIONAL B.V.

By:	/s/ G de Graaf
Name:	G de Graaf
Title:	Chief Executive Officer

OTHER CREDIT PARTIES:

CHAAS HOLDINGS, LLC

By:	/s/ Ronald J Gardhoue
Name:	Ronald J. Gardhouse
Title:	Executive Vice President and Chief Financial Officer

ADVANCED ACCESSORY HOLDINGS CORPORATION

By:	/s/ Ronald J Gardhoue
Name:	Ronald J. Gardhouse
Title:	Executive Vice President and Chief Financial Officer

CHAAS ACQUISITIONS, LLC

By:	/s/ Ronald J Gardhoue
Name:	Ronald J. Gardhouse
Title:	Executive Vice President and Chief Financial Officer

ADVANCED ACCESSORY SYSTEMS, LLC

By:	/s/ Ronald J Gardhoue
Name:	Ronald J. Gardhouse
Title:	Executive Vice President and Chief Financial Officer

AAS ACQUISITIONS, LLC

By:	/s/ Ronald J Gardhoue
Name:	Ronald J. Gardhouse
Title:	Executive Vice President and Chief Financial Officer

CHAAS HOLDINGS B.V.

By:	/s/ Ronald J Gardhoue
Name:	Ronald J. Gardhouse
Title:	Executive Vice President and Chief Financial Officer

SPORTRACK ACCESSORIES INC.

By:	/s/ Ronald J Gardhoue
Name:	Ronald J. Gardhouse
Title:	Executive Vice President and Chief Financial Officer

SPORTRACK GMBH

By:	/s/ Michael Runte
Name:	Michael Runte
Title:	Managing Director

VALTEK, LLC

By:	/s/ Ronald J Gardhoue
Name:	Ronald J. Gardhouse
Title:	Executive Vice President and Chief Financial Officer

CHAAS HOLDINGS III B.V.

By:	/s/ Ronald J Gardhoue
Name:	Ronald J. Gardhouse
Title:

AAS CAPITAL CORPORATION

By:	/s/ Ronald J Gardhoue
Name:	Ronald J. Gardhouse
Title:	Executive Vice President and Chief Financial Officer

NOMADIC SPORT INC.

By:	/s/ Ronald J Gardhoue
Name:	Ronald J. Gardhouse
Title:	Executive Vice President and Chief Financial Officer

SPORTRACK S.R.O.

By:	/s/ Michael Runte
Name:	Michael Runte
Title:	Managing Director

SPORTRACK IBERICA AUTOMOTIVE, S.L. UNIPERSONAL

By:	/s/ Michael Runte
Name:	Michael Runte
Title:	Managing Director

BRINK SVERIGE AB

By:	/s/ G de Graaf
Name:	G de Graaf
Title:	Chief Executive Officer

BRINK U.K. LIMITED

By:	/s/ G de Graaf
Name:	G de Graaf
Title:	Chief Executive Officer

BRINK NORDISK HOLDINGS APS

By:	/s/ G de Graaf
Name:	G de Graaf
Title:	Chief Executive Officer

BRINK POLSKA SP Z.O.O.

By:	/s/ G de Graaf
Name:	G de Graaf
Title:	Chief Executive Officer

BRINK FRANCE S.A.R.L.

By:	/s/ G de Graaf
Name:	G de Graaf
Title:	Chief Executive Officer

ELLEBI S.R.L.

By:	/s/ G de Graaf
Name:	G de Graaf
Title:	Chief Executive Officer

NORDISK KOMPONENT HOLDINGS A/S

By:	/s/ G de Graaf
Name:	G de Graaf
Title:	Chief Executive Officer

SOCIETE DE FABRICATION D'EQUIPEMENTS ET D'ACCESSOIRES SA

By:	/s/ G de Graaf
Name:	G de Graaf
Title:	Chief Executive Officer

BRINK TREKHAKEN B.V.

By:	/s/ G de Graaf
Name:	G de Graaf
Title:	Chief Executive Officer

BRINK A/S

By:	/s/ G de Graaf
Name:	G de Graaf
Title:	Chief Executive Officer

SCI L'ELMONTAISE

By:	/s/ G de Graaf
Name:	G de Graaf
Title:	Chief Executive Officer

CHAAS HOLDINGS II B.V.

By:	/s/ G de Graaf
Name:	G de Graaf
Title:	Chief Executive Officer

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

By:	/s/ Susan K Staub
Name:	Susan K Staub
Title:	Duly Authorized Signatory

PB CAPITAL CORPORATION, as a Lender

By:
Name:
Title:

COMERICA BANK, as a Lender

By:	/s/ Steven J McCormack
Name:	Steven J. McCormack
Title:	Vice President